Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended March 2005				PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		4/18/2005

2	Payment Date		4/20/2005

3	Collection Period	2/27/2005	3/26/2005	28

4	Monthly Interest Period - Actual	3/21/2005	4/19/2005	30

5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	350,755,222.89	—	33,870,898.01	316,884,324.88	0.7456102
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,611,148,480.89	$—	$33,870,898.01	$1,577,277,582.88

12	Total Securitization Value	$1,685,393,258.00	$1,630,175,094.69			$1,602,408,747.68

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	2.9850%	872,503.62	2.4875000	34,743,401.63	99.0531270
14	Class A-2 Notes	3.5200%	1,232,000.00	2.9333333	1,232,000.00	2.9333333
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		4,206,586.95		38,077,484.96

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received					30,039,978.74
18	Sales Proceeds - Early Termination					9,245,344.54
19	Sales Proceeds - Scheduled Termination					—
20	Security Deposits for Terminated Accounts					21,800.00
21	Excess Wear and Tear Received					—
22	Excess Mileage Charges Received					412.00
23	Other Recoveries Received					6,485.00

24	Subtotal: Total Collections					39,314,020.28

25	Repurchased Payments					—
26	Postmaturity Term Extension					—
27	Investment Earnings on Collection Account					126,943.93

28	Total Available Funds, prior to Servicer Advances					39,440,964.21

29	Servicer Advance					—

30	Total Available Funds					39,440,964.21

31	Reserve Account Draw					—

32	Available for Distribution					39,440,964.21

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)					—
34	Servicing Fees (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods					—
36	Servicing Fee Due in Current Period					1,358,479.25
37	Servicing Fee Shortfall
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods					—
40	Administration Fee Due in Current Period					5,000.00
41	Administration Fee Shortfall					—
42	Interest Paid to Noteholders					4,206,586.95
43	First Priority Principal Distribution Amount					—
44	Amount Paid to Reserve Account to Reach Specified Balance					—
45	Subtotal: Remaining Available Funds				33,870,898.01
46	Regular Principal Distribution Amount				42,447,599.21
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)					33,870,898.01
48	Other Amounts paid to Trustees					—

49	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICING REPORT
For the collection period ended March 2003	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. Of Collection Period)		1,425,755,222.89
52	Less: Aggregate Securitization Value (End of Collection Period)		(1,602,408,747.68)

53	First Priority Principal Distribution Amount (not less than zero)		—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. Of Collection Period)		1,425,755,222.89
56	Less: First Priority Principal Distribution Amount		—
57	Less: Targeted Note Balance		(1,383,307,623.68)

58	Regular Principal Distribution Amount		42,447,599.21

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)		1,602,408,747.68
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)		(219,101,124.00)

62	Targeted Note Balance		1,383,307,623.68

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)		39,440,964.21
65	Less: Payment Date Advance Reimbursement (Item 77)		—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)		1,358,479.25
67	Less: Administration Fees Paid (Items 38, 39 and 40)		5,000.00
68	Less: Interest Paid to Noteholders (Item 42)		4,206,586.95
69	Less: 1st Priority Principal Distribution (Item 43)		—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)		33,870,898.01
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)		N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)		—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)		33,870,898.01

74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)		—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance		—
77	Payment Date Advance Reimbursement		—
78	Additional Payment Advances for current period		—

79	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58

83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		33,969.92

85	Subtotal: Reserve Fund Available for Distribution		16,887,902.50
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,887,902.50
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		33,969.92

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	—	—
94	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		—
95	Less: Excess Wear and Tear Received		—
96	Less: Excess Mileage Received		—

97	Current Period Net Residual Losses/(Gains)	—	—

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	—	—
100	Current Period Net Residual Losses (Item 97)	—	—

101	Ending Cumulative Net Residual Losses	—	—

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2005-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended March 2005	PAGE 3

G.	POOL STATISTICS

			Initial	Current
103	Collateral Pool Balance Data
104	Initial Aggregate Securitization Value		1,685,393,258	1,602,408,489
105	Number of Current Contracts		72,157	71,095
106	Weighted Average Lease Rate		3.59%	3.57%
107	Average Remaining Term		27.48	23.86
108	Average Original Term		42.98	42.96
109	Monthly Prepayment Speed			81.14%

		Units	Book Amount	Securitization Value
110	Pool Balance - Beginning of Period	71,507	1,804,749,780	1,630,175,095
111	Depreciation/Payments		(25,583,382)	(19,068,636)
112	Gross Credit Losses	(6)	(108,587)	(119,246)
113	Early Terminations	(406)	(9,245,381)	(8,578,464)
114	Scheduled Terminations	—	—	—
115	Repurchase/Reallocation	—	—	—

116	Pool Balance - End of Period	71,095	1,769,812,430	1,602,408,748

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	70,727	1,594,787,424	99.52%
119	31 - 90 Days Delinquent	328	6,743,998	0.42%
120	90+ Days Delinquent	40	877,326	0.05%

121	Total	71,095	1,602,408,748	100.00%

122	Credit Losses:		Units	Amounts
123	Aggregate Securitization Value on charged-off units		6	119,246
124	Aggregate Liquidation Proceeds on charged-off units			(69,536)
125	Recoveries on charged-off units			—

126	Current Period Aggregate Net Credit Losses (Gains)		6	49,710

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		1	17,651
129	Current Period Net Credit Losses (Item 119)		6	49,710

130	Ending Cumulative Net Residual Losses		7	67,361

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.00%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended March 2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

5/20/2005	19,535,513
6/20/2005	19,622,272
7/20/2005	22,404,265
8/20/2005	37,962,674
9/20/2005	40,082,436
10/20/2005	48,130,909
11/20/2005	48,373,397
12/20/2005	43,575,287
1/20/2006	40,092,359
2/20/2006	37,761,610
3/20/2006	35,692,476
4/20/2006	39,560,749
5/20/2006	35,666,310
6/20/2006	31,908,675
7/20/2006	33,967,923
8/20/2006	50,002,019
9/20/2006	51,046,294
10/20/2006	51,326,341
11/20/2006	51,614,505
12/20/2006	52,164,199
1/20/2007	52,731,001
2/20/2007	43,888,139
3/20/2007	35,813,549
4/20/2007	36,770,635
5/20/2007	35,532,091
6/20/2007	28,334,789
7/20/2007	30,497,185
8/20/2007	35,627,824
9/20/2007	37,198,513
10/20/2007	42,477,839
11/20/2007	35,827,748
12/20/2007	33,000,752
1/20/2008	29,211,251
2/20/2008	23,324,932
3/20/2008	36,094,505
4/20/2008	47,697,640
5/20/2008	28,702,546
6/20/2008	34,207,493
7/20/2008	35,093,002
8/20/2008	24,765,266
9/20/2008	22,634,665
10/20/2008	21,519,185
11/20/2008	15,928,896
12/20/2008	22,515,382
1/20/2009	16,862,223
2/20/2009	1,038,674
3/20/2009	261,942
4/20/2009	229,838
5/20/2009	197,828
6/20/2009	220,977
7/20/2009	263,228
8/20/2009	288,804
9/20/2009	306,616
10/20/2009	633,700
11/20/2009	766,210
12/20/2009	985,593
1/20/2010	457,331
2/20/2010	10,325
3/20/2010	416

Total	1,602,408,748

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.